UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 29, 2013

Fusion-io, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35188	20-4232255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2855 E. Cottonwood Parkway, Suite 100

Salt Lake City, Utah 84121

(Address of principal executive offices) (Zip code)

(801) 424-5500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2013, Fusion-io, Inc. (“Fusion-io”) entered into a release of claims with Dennis P. Wolf, Fusion-io’s Chief Financial Officer and Executive Vice President, who is resigning his position at the company effective November 1, 2013. In consideration of the release of claims in favor of Fusion-io, Mr. Wolf will be permitted to retain the $100,000 retention bonus paid to him in May 2013, which was subject to a six-month clawback by Fusion-io. The foregoing description of the release of claims with Mr. Wolf does not purport to be complete and is qualified in its entirety by reference to the complete text of the release of claims, which will be filed as an exhibit to Fusion-io’s quarterly report on Form 10-Q for the quarter ending December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION-IO, INC.

Date: November 1, 2013	By:	/s/ Shawn J. Lindquist
	Name:	Shawn J. Lindquist
	Title:	Chief Legal Officer,
Executive Vice President and Secretary